INVESTOR DECK August 2023 Exhibit 99.3

Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”) or its management "anticipates," "plans," "estimates," "expects," "believes," or the negative of these terms and other similar expressions) that are not statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s guidance, outlook, strategy, financial targets, growth and opportunities. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, the Company’s ability to execute on its long-term strategy; the Company’s ability to successfully compete in its competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its rapid growth; the Company’s ability to maintain or improve its comparable store sales and operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; equipment supply disruptions; general economic conditions; accounting standard changes; the current inflationary environment and future potential inflationary and/or deflationary trends; risks associated with the COVID-19 pandemic; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings. The Company intends these forward-looking statements to speak only as of the date of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law. Non-GAAP Financial Measures  We refer to adjusted gross profit, adjusted gross margin, EBIT, adjusted EBIT, adjusted EBIT Margin, and adjusted diluted earnings per share, each of which is a Non-GAAP Financial Measure. These measures are not prepared in accordance with, and are not intended as alternatives to, generally accepted accounting principles in the United States, or GAAP. The Company's management believes that such measures provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the Company’s financial results, and certain of these measures may be used as components of incentive compensation. The Company defines adjusted gross profit as gross profit, excluding the impact of special items. Adjusted gross margin reflects adjusted gross profit divided by net sales for the applicable period. EBIT is defined as net income before interest expense and provision for income tax, and adjusted EBIT as EBIT, excluding the impact of special items. Adjusted EBIT Margin reflects adjusted EBIT, divided by net sales for the applicable period. The Company defines adjusted diluted earnings per share as diluted earnings per share excluding the impact of special items. Non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, non-GAAP measures should not be considered as a measure of discretionary cash available to use to reinvest in the growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each non-GAAP measure has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. To the extent forward looking non-GAAP financial measures are provided herein, they are not reconciled to comparable forward-looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

FIND YOUR HEALTHY 3

A farmers market experience – open layout of fresh produce at the heart of the store, community feel, treasure hunt for unique products A differentiated assortment of healthy alternatives and good-for-you options Purposeful curation of responsibly and locally sourced products Happy, helpful team members Culture (care, own it, love being different) Making the highest quality fresh foods accessible to all Owned, integrated fresh produce distribution channel WHAT DEFINES SPROUTS AND WHAT MAKES US DIFFERENT

Targeting at least 30 stores in 2023 with 10%+ annual unit growth beyond 2023, incredible white space Strong new store unit economics Sustainable, robust cash flows with shareholder-friendly capital allocation Innovative & differentiated products with lifestyle-friendly ingredients Unique farmers market experience An increasingly advantaged fresh supply chain Best in fresh, with best-in-class customer service Sustainability: We are deeply committed to taking care of both our community and the planet WHY INVEST IN SPROUTS? A POWERFUL GROWTH BUSINESS

2022 Environment, Social & Governance Highlights At the core of our identity is a genuine commitment to environmental sustainability. We are taking steps to reduce our carbon footprint and our natural resource intake while providing our customers with local, organic, and other sustainable food choices. We are diverting food from landfills and providing it to those in need. MTCO2e averted through food recovery programs CLIMATE 320 Sprouts brand products launched with How2Recycle logo polystyrene meat trays transitioned to recyclable PET trays pounds of plastic bags and film recycled from customer and in-store use PACKAGING & PLASTICS 2.5M landfill diversion rate 69% WASTE & RECYCLING FOOD WASTE RECOVERY 87% of food waste recovered, and donated equivalent to 27 million meals Food waste recovery rate 800k 51k tons of food and recyclables diverted from landfill 77k reduction in store carbon emissions per sq. ft. over a 2019 baseline 4%

Millions of customers choose Sprouts because they can find products that are grown and produced in ways that are healthier for the planet and people. Our stores are stocked with a wide variety of organically grown, non-GMO, and plant-based options that lower the environmental impact of the food consumed. 100% of Sprouts Brand chicken and pork are raised without antibiotics 100% cage-free, pasture-raised, or free-range eggs Committed to improving chicken welfare in providing environmental enrichments by 2024, reduced stocking density by 2025, and allow for more humane processing, through CAS (controlled-atmosphere stunning), by 2026 $3.2B in sales of products with a social or environmental attribute 26% of total sales from organic products totaling nearly $1.6B in sales 100% of Sprouts Brand whole pork is from suppliers that utilize open-pen housing systems 7 2022 Sustainable & Responsible Sourcing 250 local growers provide fresh seasonally grown produce 21% increase in less carbon intensive plant-based product sales 100% responsibly sourced seafood

Providing safe and healthy food is at the core of our commitment to health and well-being. We collaborate with our team members, supply chain partners, community organizations, and industry experts to promote food safety, support workers’ rights, source responsibly, and develop a diverse and inclusive workplace. 5,400 safety audits completed 105,000 safety training hours completed 12% reduction in workers’ safety claims over the prior year TEAM MEMBER SAFETY $3.2M awarded local programs supporting youth nutrition education and food system equity 120 local non-profit partners supported in the communities we serve 8,400 new products launched in store 6,000 food safety audits completed 96 supplier food safety audits completed COMMUNITY IMPACT 1,600 new jobs created 24% team member promotion rate 51% female and 48% racially/ethnically diverse workforce 674,000 hours of in-store training delivered SAFE AND HEALTHY FOOD TEAM MEMBER DEVELOPMENT & INCLUSION 8 2022 Social

We pride ourselves on operating with integrity, accountability, and transparency. Our ESG goals and initiatives are integrated throughout our business strategy, and strong oversight by our executive leadership team and Board of Directors ensures that the long-term interests of our stakeholders are factored into our decision making. 88% of board members are independent 25% of board members are female and 25% are racially/ethnically diverse Our board’s Risk Committee monitors our enterprise risk management program and provides oversight of our risks related to cybersecurity, critical systems, and environmental, social and governance  matters, among others. RISK MANAGEMENT Maintaining our customers’ and team members’ trust by safeguarding their personal data and respecting their privacy decisions is critical to our success. We did not experience any data breaches during 2022 due to our cybersecurity best practices. DATA PRIVACY & CYBER SECURITY COPORATE GOVERNANCE (1) Acting ethically and with integrity helps us maintain our reputation with our customers as a preferred shopping destination, as a safe and welcoming place to work with our team members, and as a responsible corporate citizen with our communities and stakeholders. Established Commitment to Human Rights with Board oversight that sets forth our high standards and expectations for human rights and fair labor in our operations and supply chain. 19433 ETHICS AND COMPLIANCE 9 2022 Governance As of Jan 1, 2023

Sprouts’ Long-Term Strategy 10+% UNIT GROWTH (1) LOW DOUBLE- DIGIT EARNINGS GROWTH EXPANDING ROIC REFINE BRAND AND MARKETING APPROACH WIN WITH TARGET CUSTOMERS UPDATE FORMAT AND EXPAND IN SELECT MARKETS CREATING ADVANTAGED SUPPLY CHAIN DIGITAL-FIRST MARKETING PROGRAM FOCUSED ON CUSTOMER ENGAGEMENT ROBUST OMNICHANNEL EXPERIENCE PRODUCTS STEEPED IN INNOVATION SMALLER STORES FOCUSED ON HIGHER RETURNS & DE-RISKING OUR GROWTH FRESHER PRODUCTS AND INCREASED LOCAL OFFERING Open at least 30 stores in 2023 with 10%+ unit growth starting in 2024 These are targets and not projections; they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets. See “Forward-Looking Statements.” DELIVER ON FINANCIAL TARGETS (2) INSPIRE & ENGAGE OUR TALENT TO CREATE A BEST PLACE TO WORK CULTURE, TALENT, DEVELOPMENT, AND REWARDS

Sprouts is Focused on Innovation & Differentiation - over 70% of Products Sold at Sprouts are Attribute-Based and 15% of our Products Turnover Each Year. Back of House Entrance Receiving & Back of House Bakery: 30% non-GMO Produce: >40% organic 20% of total sales Bulk: 20% organic Deli: 20% gluten-free Meat & Seafood: Vitamins & HBA: 75% gluten-free >50% non-GMO 40% vegan Frozen Foods: >45% gluten-free >20% plant-based 25% vegan Dairy: 45% organic 30% plant-based Grocery: 55% gluten-free 35% organic 30% vegan Grocery E-Commerce Innovation Center Produce & Floral Back of House Beer & Wine >50% beef sales are Grass Fed 100% Seafood meets New Format Store our responsible sourcing policy

Sprouts Shopper: Higher Income Consumer who Craves Health and Wellness $121K Avg. HHI 49% $100K + 46 Avg. Age 69% College/ Grad 57% Married/ Relationship 2.4 Avg. People in Household Demographics Over Index on Lifestyle Choices 32% committed to buying organic 30% committed to dietary lifestyle (vegan, gluten-free, pesca, etc.) 69% are concerned about the environment 41% review nutrition labels 28% are looking for fair trade / socially responsible 27% are looking to try new things 41% research recipes online 28% listen to podcasts Gen Z & Millennial opportunity Less susceptible to economic downturns Slightly higher educated Serving each family member’s need Typically dual income They are engaged and connected to what they eat – how it makes them feel, where it comes from, the role it can play in their lives. 12

Continuing to Expand Customer Engagement 13 Digitally connecting with customers Active SMS Subscribers Active Email Subscribers Active Push Subscribers 80% of our media is spent on digital marketing Successfully driving incremental sales through personalization, leveraging our millions of digital customer contact points 18% of transactions can be linked to a Sprouts account

Once Acquired, Sprouts' Customer Affinity is Very Strong and in-line with Best-in-Class Peers

Net Promoter Score (NPS) – Among Frequent Shoppers

Frequent as defined as in Respondent's Top 3 Most Visited for Grocery


NPS
+55
+25
+43
+69
+58
+41
+27
+61
+50
+71
+60
+37
+73
+57
63%
29%
8%
45%
35%
20%
57%
30%
14%
75%
20%
6%
65%
28%
7%
51%
39%
10%
43%
41%
16%
67%
27%
6%
60%
30%
10%
79%
13%
8%
67%
26%
7%
48%
41%
11%
77%
19%
4%
64%
29%
7%
SPROUTS FARMERS MARKET
Club/Mass A
Club/Mass B
Club/Mass C
Club/Mass D
Conventional A
Conventional B
Conventional C
Conventional D
Regional A
Regional B
Specialty A
Specialty B
Specialty C
Promoters Passives Detractors

Source: Sprouts NPS study, September 2022

14

Pivoting Our Marketing Strategy to Drive More Profitable Growth with More Meaningful Connections OUR DIGITAL-FIRST MARKETING PROGRAM IS FOCUSED ON CUSTOMER ENGAGEMENT WITH OUR MOST IMPORTANT CUSTOMERS Target Audience: Connect with Health Enthusiasts and Selective Shoppers Personalization: Improve customer connections in real-time across all their screens Connective Relevance: Messaging and comms to answer target audience’s needs and affinities TARGET HIGH VALUE CUSTOMERS BUILD CUSTOMER RELATIONSHIPS DATA-DRIVEN MEDIA Drive Increased Brand Consideration with Personalization to Strengthen Customer Engagement and Drive Profitable Transactions MEET CUSTOMER NEEDS Performance: Optimize media investments to maximize customer engagement

Ecommerce Slightly Increasing; DoorDash Marketplace Available in all our Markets Majority of ecommerce customers are omnichannel with higher share of wallet Ecommerce Penetration ~50% of online orders can be identified to a customer

Produce Remains the Heart of the Store and Priced Below Most in the Marketplace Hybrid produce buying model: centralized and regional teams allow us to be flexible and react to the produce markets quickly Meaningful farmer partnerships: delivers new varietals and favorable pricing to our customers through spot buys New distribution channels: increase local buying, and deliver fresher products to our customers New Rescued Organics program: designed to reduce food waste and support famers; launched in all 130 stores in California Building a path forward: expand our farmer network

18 Sprouts’ Stores are Filled with a Curation of Differentiated Good-For-You Products More than 70% of Products Sold in Sprouts are Attribute Driven: Organics, Paleo, Keto, Plant Based, Non-GMO, Gluten Free, Vegan, Dairy-free, Grass Fed, Raw Includes all produce

19 Sprouts Aims To Grow a Differentiated Sprouts Brand Sprouts Brand Sales Penetration(1) (1) Sprouts Brand Sales Penetration represents sales of Sprouts Brand products, as a percentage of total company sales.

20 Deliver a Unique, Friendly Experience with Healthy, Innovative Products - in a Smaller Box with Higher Returns Format to Stay True to our Fresh-focused Farmers Market Heritage Prioritize Categories For Growth Potential Continue to Offer all Categories More Productive Store New store size decreasing from 30K to 23K square feet

High Growth Retailer Unit growth (1) 300-400 New Stores in Expansion Markets 2019, 2020, 2021, 2022 actual unit growth, 2023 outlook, & 10% unit growth in 2024 and thereafter Expansion Markets Existing DCs Future DCs Existing Markets

22 Creating an Advantaged Fresh Supply Chain of DCs within 250 Miles of the Majority of Stores Optimizing our Supply Chain ~100K store deliveries per year: Expand capabilities Connect supply chain to store operations via updated systems – DC replenishment and PI/CAO Set foundation for continued demand Replaced SoCal & Expanded TX Fresh DCs Add ripening rooms SoCal, AZ & TX - for fresher product and to control shrink Benefits of Closer DCs: Efficiency Reduced miles on the road & diesel costs by 9% in 2022 Reduction of freight shipping Service Reduced lead time 2 hr static delivery windows -- improving store labor planning Local farms Partnering with over 150 local farmers impacting 250 locally grown products throughout our 7 DCs

23 Long-Term Strategic Financial Targets (1) Low Double-Digit Earnings Growth and Expansion of ROIC Cost to Build Reduced & Attractive New Store Economics 10+% unit growth or more (2) Low single digit comps Stable to Expanding EBIT Margins These are targets and not projections; they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets. See “Forward-Looking Statements.” Open at least 30 stores in 2023 with 10%+ unit growth starting in 2024

24 Low Single Digit Comps Targets with Stable to Expanding EBIT Margins(1) All Stores Smarter Promotions Improved Buying Supply Chain Optimization Labor Productivity Improving Shrink Headwinds from Labor & Benefit Costs Key Comp Drivers Brand and marketing Innovative, differentiated products Omnichannel offering Better new store ramp with smarter promotional approach New Stores Reduction in Cost to Build (improved DA) Lower Rents driven by Smaller Boxes Less Efficient Operations during maturity ramp These are targets and not projections; they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets. See “Forward-Looking Statements.”

25 New Stores: Four-Wall Box Target Economics (1) Sales EBITDA Margins Box opens on average at $13M in year 1 annual sales Grows 20% to 25% over next the next 4 years Break even year 1 Grows to a blended ~8% EBITDA Margins over the next 4 years Cash on Cash Return Low to mid thirties by year 5 Cash Investment $3.8M average new store build including CapEx, Inventory and Pre-opening expenses (2) These are targets and not projections; they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets. See “Forward-Looking Statements.” Reflective of inflationary environment

26 ($ in mm) ($ in mm) (2) (2) (2) See the Appendix to this presentation for a reconciliation of adjusted diluted EPS to net income 2020 is presented on a 52-week basis for Net Sales and Adjusted Diluted Earnings Per Share and on 53-week basis for Net Cash Provided by Operations Sprouts is on a Stronger Foundation: Strategic Initiatives Beginning to Take Hold NET SALES NET CASH PROVIDED by OPERATIONS ADJUSTED DILUTED Earnings Per Share (1)

Gross Margin Has Increased and Structurally Changed Structural Changes Driven By: Promotional strategy changes Differentiated products/Mix Operational & shrink improvements An income statement recast in 2018 moved buying and occupancy from Cost of Sales to SG&A – revising gross margin up more than 400 bps (1)Q2 17 gross margin was 28.9%; reflective of the income statement recast, it was revised up 450 basis point to 33.4% (2) Q2 23 gross margin is on an adjusted basis. See the Appendix to this presentation for a reconciliation of gross margin to adjusted gross margin

Maintained a Structurally Improved Margin Profile 28 ($ in mm) ADJUSTED EBIT & Adjusted EBIT Margin(1) See the Appendix to this presentation for a reconciliation of EBIT to adjusted EBIT; For Q2’2021 & Q2’2022, adjustments to EBIT were immaterial; thus, only EBIT is presented.

In-line with Strategic Goals…Improving ROIC 29 ROIC (1) ROIC is a non-GAAP measure defined as net operating profit after taxes divided by average invested capital. See the Appendix to this presentation for a reconciliation of ROIC to net income 2020 is presented on a 53-week basis (2)

Capital Expense Driven by New Stores Capex Spend as % of Sales 1.5% ~3.5% 2.8% ~3.5% 2023 and beyond are estimates Capital expenditures are net of landlord reimbursement 1.3% 1.7% 30

From 2015 through Q2 2023: Repurchased 62 million shares Reduced shares outstanding 40% $264M remaining on our share repurchase authorization* Total Share Repurchase In Addition To Investing In Growth, We Drive Shareholder Value Through An Ongoing Share Repurchase Program * As of July 2, 2023

FIND YOUR HEALTHY IN OUR ASSORTMENT OF FRESH, HEALTHY FOODS Sprouts delivers a unique farmers market experience: bringing together passionate, knowledgeable team members, and the best assortment of high-quality food that is good for us and good for the world.

APPENDIX

Executive Management Team with Leading Grocery & Retail Experience Jack Sinclair Chief Executive Officer since 2019 Lawrence “Chip” Molloy Chief Financial Officer since 2021 Scott Neal Chief Merchandising Officer since 2022 (joined SFM in 2020) Dan Sanders Chief Store Operations Officer since 2022 (joined SFM in 2016) Dave McGlinchey Chief Strategy Officer since 2022 (joined SFM in 2017) Brandon Lombardi Chief Legal Officer & Chief Sustainability Officer since 2012 Kim Coffin Senior VP, Chief Forager since 2022 (joined SFM in 2012) Joe Hurley Chief Supply Chain Officer since 2023 (joined SFM in 2019) Hunter Bennett Senior VP, Information Technology since 2020 (joined SFM in 2014) Timmi Zalatoris Chief Human Resources Officer since 2023 (joined SFM in 2017) Nick Konat President & Chief Operating Officer since 2022 Alisa Gmelich Senior VP, Chief Marketing Officer since 2022

SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS) The following table shows a reconciliation of EBIT and adjusted EBIT to net income, as well as a reconciliation of net income and diluted earnings per share to adjusted net income and adjusted diluted earnings per share for the fifty-two weeks ended Jan 1, 2023, Jan 2, 2022, Jan 3, 2021 (53 weeks), and Dec 29, 2019: Appendix Includes professional fees related to strategic initiatives. After-tax impact includes the tax benefit on the pre-tax charge. Includes the direct costs associated with store closures and relocation.

SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS) Appendix The following table shows a reconciliation of adjusted gross margin to gross margin, EBIT and adjusted EBIT to net income, adjusted EBIT margin to EBIT margin, as well as a reconciliation of net income and diluted earnings per share to adjusted net income and adjusted diluted earnings per share for the thirteen weeks ended July 2, 2023, July 3, 2022, July 4, 2021, June 28, 2020, and June 30, 2019:

Appendix The following table shows a reconciliation of ROIC to net income for the Company’s 2019 , 2020, 2021 and 2022 fiscal years and second quarter of 2023 SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN MILLIONS)